UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2011

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CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5   Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders held on May 18, 2011, CryoLife’s stockholders re-elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified.  The stockholders also approved, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, recommended that CryoLife conduct a shareholder advisory vote on executive compensation every year, and ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011.

In light of the shareholder recommendation regarding the frequency of the shareholder advisory votes on executive compensation, it is the current intention of the CryoLife Board of Directors to conduct an annual shareholder advisory vote on executive compensation until the next required vote on the frequency of shareholder advisory votes on executive compensation.

The final results of the voting on each matter of business at the 2011 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Steven G. Anderson	18,820,042	610,442	4,613,396
Thomas F. Ackerman	18,293,077	1,137,407	4,613,396
James S. Benson	18,806,929	623,555	4,613,396
Daniel J. Bevevino	18,843,792	586,692	4,613,396
Ronald C. Elkins, M.D.	18,234,187	1,196,297	4,613,396
Ronald D. McCall, Esq.	18,248,244	1,182,240	4,613,396
Harvey Morgan	18,807,599	622,885	4,613,396

Approval, by non-binding vote, of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
13,063,668	4,805,000	1,561,816	5,614,438

Recommendation, by non-binding vote, the frequency with which CryoLife will conduct shareholder advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,053,601	224,903	2,653,731	1,498,249	5,614,438

Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011

Votes For	Votes Against	Votes Abstain
24,851,511	138,276	55,135

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: May 20, 2011	By:	/s/ D.A. Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer